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INCIDENTAL/DEMAND REGISTRATION RIGHTS AGREEMENTS, ELECTION FORMS,
ACCREDITED/NON-ACCREDITED INVESTORS CERTIFICATES, AND INVESTOR CERTIFICATES (CALIFORNIA) dated as of various dates by and between Macerich and the following investors:

1.             John L. deBenedetti Trust
2.             Jack R. Taylor
3.             Timothy G. Sheehan
4.             Silvia Breiholz
5.             Richard Elkus Trust
6.             Michael Franchetti
7.             Peter Franchetti Trust
8.             Sherry Franchetti
9.             Robert Kantor
10.            Irene Kivitz
11.            Albert Knorp

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                                  VOLUME VIII

12.            Robert Lanctot
13.            Morshead Trust
14.            Wilmot Nicholson Trust
15.            Rod & Pat Stofle
16.            Catherine Wyler Trust
17.            Judy Wyler Trust
18.            Melanie Wyler Trust
19.            David Wyler Trust
20.            Curry P/S Pension Trust
21.            Edward Cutter Trust
22.            Fitzgerald P/S Trust





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                                    VOLUME IX

23.            Richard Gould Trust
24.            Jeffery P/S Pension Trust
25.            Jeanne Murphy
26.            Harvey & Nancy Newton
27.            William Roach
28.            Leo & Myrna Roselyn Trust
29.            Ralph & Marilyn Speigl Trust
30.            Speigl P/S Pension Trust
31.            John Gatto
32.            Constance Seymour


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                                    VOLUME X

33.            John & Carmen Aitken Trust
34.            Andrew Blum UGMA
35.            Blum Associates
36.            Morgan Blum UGMA
37.            Morgan Blum Trust
38.            Ari Blum UGMA
39.            Ari Blum Trust
40.            Joseph Blum IRA
41.            Charles Brandes
42.            Eugene & Kathleen Clahan Trust
43.            Kevin Clahan
44.            Brian Clahan
45.            Eugenia Clahan
46.            James & Wera Clough Trust
47.            Freidman P/S Pension Trust
48.            Jacobs Group Ptrshp
49.            Henry Jacobsen





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                                    VOLUME XI

50.            Jacobsen Trust
51.            Gerald Neimeyer
52.            Cecil & Josephine Osborne Trust
53.            David Rawson Trust
54.            Barry & Janet Robbins Trust
55.            Jeremy Rose UGMA
56.            Timothy Rose UGMA
57.            Richard & Kathryn Rose Trust
58.            Stanley Rosenberg
59.            Carol Rosenberg
60.            Daniel Spiegelman


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                                    VOLUME XII

61.            Lisa Spiegelman UGMA
62.            Robert Spiegelman Trust
63.            Betty Spiegelman Trust
64.            Mitchell Tarkoff
65.            Robert Wilkinson Trust
66.            Benjamin Wells